UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2014

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

International Rights Purchase Agreement

On March 26, 2014, Retrophin Therapeutics International, LLC (“Retrophin International”), an indirect wholly-owned subsidiary of Retrophin, Inc. (the “Registrant”), entered into, and consummated the transactions contemplated by, the International Rights Purchase Agreement (the “International Rights Purchase Agreement”), with Manchester Pharmaceuticals LLC (“Manchester”).  Pursuant to the terms of the International Rights Agreement, Retrophin International acquired all of Manchester’s rights, titles and interests and related trademarks outside of the United States to certain pharmaceutical products that contain the active ingredients chenodiol, which is marketed in the United States as Chenodal®, or mecamylamine, which is marketed in the United States as Vecamyl®, for a purchase price consisting of (i) $3,200,000 paid to Manchester at closing and (ii) an additional percentage for subsequent net sales of the Chenodal and Vecamyl products (including derivatives thereof) sold outside of the United States.  Immediately following the consummation of the transactions contemplated by the International Rights Purchase Agreement, Manchester assigned to its members all of its rights to receive the percentage of net sales set forth in clause (ii) of the preceding sentence.

The foregoing description of the International Rights Purchase Agreement does not purport to describe all of the terms of the International Rights Purchase Agreement and is qualified in its entirety by reference to the complete text of the International Rights Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Membership Interest Purchase Agreement

Also on March 26, 2014, following the consummation of the transactions contemplated by the International Rights Purchase Agreement, the Registrant entered into, and consummated the transactions contemplated by, the Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”), with the owners (collectively, the “Sellers”) of all of the issued and outstanding membership interests of Manchester (the “Membership Interests”).  The purchase price for the Membership Interests consisted of (i) $26,300,000, (ii) the issuance to the Sellers of the Note (as described below under the heading “Secured Promissory Note”) and (iii) an additional percentage for subsequent net sales of the Chenodal and Vecamyl products (including derivatives thereof) sold inside the United States.  The Membership Interest Purchase Agreement contains customary representations, warranties and covenants.

The foregoing description of the Membership Interest Purchase Agreement does not purport to describe all of the terms of the Membership Interest Purchase Agreement and is qualified in its entirety by reference to the complete text of the Membership Interest Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Secured Promissory Note

On March 26, 2014, the Registrant issued a Secured Promissory Note (the “Note”) to the Sellers, pursuant to which the Registrant is obligated to pay to the Sellers an aggregate principal amount of $33,000,000 in equal $11,000,000 installments due on each of June 26, 2014, September 26, 2014 and December 12, 2014.  Amounts due under the Note shall be accelerated by the Sellers upon (i) the Registrant’s failure to pay amounts thereunder when due, subject to a grace period as specified in the Note, (ii) certain events of bankruptcy of the Registrant and (iii) certain breaches of the Pledge Agreement or the Security Agreement (each of which is described below under the heading “Security Agreements”), subject to a grace period, as applicable, as specified in the Note.

The foregoing description of the Note does not purport to describe all of the terms of the Note and is qualified in its entirety by reference to the complete text of the Note, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Agreements

On March 26, 2014, the Registrant entered into a Membership Interest Pledge Agreement (the “Pledge Agreement”) with the Sellers, pursuant to which the Registrant pledged all of the Membership Interests as security for the Registrant’s obligations under the Note.

The foregoing description of the Pledge Agreement does not purport to describe all of the terms of the Pledge Agreement and is qualified in its entirety by reference to the complete text of the Pledge Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on March 26, 2014, Manchester, which, immediately following the consummation of the transactions contemplated by the Membership Interest Purchase Agreement, became a wholly-owned subsidiary of the Registrant, entered into a Security Agreement (the “Security Agreement”) with the Sellers, pursuant to which Manchester granted the Sellers a security interest in certain of Manchester’s contracts and intellectual property assets as security for the Registrant’s obligations under the Note.

The foregoing description of the Security Agreement does not purport to describe all of the terms of the Security Agreement and is qualified in its entirety by reference to the complete text of the Security Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set under the headings “Promissory Note” and “Security Agreements” in Item 1.01 is incorporated herein by reference

Item 8.01  Other Events.

On March 27, 2014, the Registrant issued a press release announcing the completion of its acquisition of Manchester.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) The financial statements required to be filed by Item 9.01(a) of Form 8-K are not included in this report and will be filed by amendment to this Form 8-K no later than June 11, 2014.

(b) The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is not included in this report and will be filed by amendment to this Form 8-K no later than June 11, 2014.

(d)  Exhibits.

10.1	International Rights Purchase Agreement, dated as of March 26, 2014, by and between Manchester Pharmaceuticals LLC and Retrophin Therapeutics International, LLC.

10.2	Membership Interest Purchase Agreement, dated as of March 26, 2014, by and among Retrophin, Inc., on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

10.3	Secured Promissory Note, dated March 26, 2014, made by Retrophin, Inc. in favor of Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth.

10.4	Membership Interest Pledge Agreement, dated as of March 26, 2014, by and between Retrophin, Inc., on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

10.5	Security Agreement, dated as of March 26, 2014, by and between Manchester Pharmaceuticals LLC, on the one hand, and Loring Creek Holdings LLC, Lloyd Glenn and Matthias Kurth, on the other hand.

99.1	Press Release, dated March 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: March 31, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer